UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 9, 2007
Date of Report (Date of earliest event reported)

EPOD INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-32327	91-1953719
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2223 Hayman Road, Kelowna, British Columbia, Canada	V1Z 1Z6
(Address of principal executive offices)	(Zip Code)

    (250) 769-0130
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1                 REGISTRANT’S BUSINESS AND OPERATIONS

FORWARD LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K constitute “forward-looking statements”. These statements, identified by words such as “plan”, “anticipate”, “believe”, “estimate”, “should”, “expect” and similar expressions include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. Such risks and uncertainties include those set forth under Section 2 and elsewhere in this Current Report on Form 8-K. We do not intend to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission (the “SEC”), particularly our Annual Reports on Form 10-KSB, our Quarterly Reports on Form 10-QSB and our Current Reports on Form 8-K.

As used in this report, the terms “we”, “us”, “our”, “EPOD” and the “Company” mean EPOD International Inc., unless otherwise indicated. All dollar amounts in this Current Report on Form 8-K are expressed in U.S. dollars, unless otherwise indicated.

ITEM 1.01                 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosure under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference.

ITEM 2.01                 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Share Purchase Agreement

EPOD International Inc. (the "Company"), a Grid-Integrated, eco-power utility and electric power systems provider, announced today that it has, through its subsidiary ISE Solar LLC ("ISE"), executed a Share Purchase Agreement with ICP Solar Technologies Inc. ("ICP Solar") pursuant to which it has indicated its intention to purchase 85% of all the issued and outstanding shares of ICP Solar ’s shares in its subsidiary ICP Solar Technologies (UK) Ltd. located in Wales, Great Britain ("ICP UK").

On May 9, 2007, ISE and ICP Solar signed a Share Purchase Agreement ("Agreement"). Under the terms of the Agreement, ISE shall acquire 85% all of the shares of ICP UK from ICP Solar, in consideration of an aggregate amount of $3 million. On May 10, 2007, ISE and ICP Solar signed an amendment to the Agreement ("Amendment"), revising the modalities of payment. As per the terms of the Amendment, ISE shall pay ICP Solar a total of $1.00 for the shares. In addition, ISE will also pay ICP Solar an amount equivalent to $3,000,000, representing the principal amount on a loan owed to ICP Solar by ICP UK, as follows:

(a)     $500,000 upon signing of the Agreement;

(b)     $500,000 on November 29, 2007;

(c)     The balance shall be repaid as monthly payments for a period of 13.94 months as of January 1, 2008. Each monthly payment shall be equal to $143,500 per month and shall be made either in cash, or in kind in the form of solar panels, at the option of ICP Solar, as per the terms of the Agreement.

The aforementioned does not purport to be a complete description of the Share Purchase Agreement and of the Amendment to the Share Purchase Agreement and  is qualified in its entirety by reference to the Share Purchase Agreement and to the Amendment to the Share Purchase Agreement, filed as exhibits herewith and incorporated herein by reference.

SECTION 8             OTHER EVENTS

ITEM 8.01                OTHER EVENTS

On May 14, 2007, the Company issued a press release announcing the execution of the Share Purchase Agreement, which is filed as an exhibit hereto.

SECTION 9             FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01                FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

To be filed by amendment.

(c) Exhibits

2.1	(a) Share Purchase Agreement, dated May 9, 2007, between ISE Solar LLC and ICP Solar Technologies Inc.
(b) Amendment to Share Purchase Agreement , dated May 10, 2007, between ISE Solar LLC and ICP Solar Technologies Inc.

99.1	Press release dated May 14, 2007, of EPOD International Inc., announcing the execution of the Share Purchase Agreement.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPOD INTERNATIONAL INC.

Date: May 14, 2007
By:
/s/: L. Mark Roseborough
L. MARK ROSEBOROUGH
President and Chief Executive Officer